EXHIBIT 1


                        AGREEMENT REGARDING JOINT FILING

          The undersigned, Biotechnology Value Fund, L.P., a Delaware limited partnership, Biotechnology Value Fund II, L.P., a Delaware limited partnership, BVF Investments, L.L.C., a Delaware limited liability company, Investment 10, L.L.C., an Illinois limited liability company, BVF Partners L.P., a Delaware limited partnership, and BVF Inc., a Delaware corporation, hereby agree and acknowledge that the information required by Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of each of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them. Dated June 9, 2003

        BIOTECHNOLOGY VALUE FUND, L.P.

        By: BVF Partners L.P., its general partner

            By: BVF Inc., its general partner

                By: /s/  MARK N. LAMPERT
                    ----------------------------
                    Mark N. Lampert
                    President

        BIOTECHNOLOGY VALUE FUND II, L.P.

        By: BVF Partners L.P., its general partner

            By: BVF Inc., its general partner

                By: /s/  MARK N. LAMPERT
                    ----------------------------
                    Mark N. Lampert
                    President

        BVF INVESTMENTS, L.L.C.

        By: BVF Partners L.P., its manager

            By: BVF Inc., its general partner

                By: /s/  MARK N. LAMPERT
                    ----------------------------
                    Mark N. Lampert
                    President

        INVESTMENT 10, L.L.C.

        By: BVF Partners L.P., its attorney-in-fact

            By: BVF Inc., its general partner

                By: /s/  MARK N. LAMPERT
                    ----------------------------
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                    Mark N. Lampert
                    President

        BVF PARTNERS L.P.

        By: BVF Inc., its general partner

                By: /s/  MARK N. LAMPERT
                    ----------------------------
                    Mark N. Lampert
                    President

        BVF INC.

                By: /s/  MARK N. LAMPERT
                    ----------------------------
                    Mark N. Lampert
                    President